EXHIBIT 99.4

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)


FICO & Documentation
-----------------------------------------------------------------------------------------------------------------------
FICO Score                      Full DOC     Limited Doc        Stated Doc     All Docs     Avg Prin Bal   Current LTV
-----------------------------------------------------------------------------------------------------------------------
(50 increment)
500-550                            9.52          0.83               6.80         17.15         149,493      75.46
551-600                           15.64          1.30               7.96         24.89         162,274      79.79
601-650                           18.05          2.31              12.46         32.82         182,726      81.45
651-700                            8.44          1.12               7.86         17.41         193,776      82.54
701-750                            2.15          0.15               3.29          5.59         206,195      82.51
751-800                            1.25          0.00               0.89          2.14         229,090      81.44
-----------------------------------------------------------------------------------------------------------------------
Total                             55.03          5.70              39.27        100.00         174,211      80.26
-----------------------------------------------------------------------------------------------------------------------



LTV & FICO
------------------------------------------------------------------------------------------------------------------------------------
                    FICO                                                                                 Avg                 Gross
Current LTV        500-550      551-600    601-650     651-700    701-750    751-800       total       Prin Bal     WAC      Margin
------------------------------------------------------------------------------------------------------------------------------------
(10 increment)
20.01-30            0.07          0.03       0.06        0.02       0.01       0.03         0.22         95,000     6.797     5.764
30.01-40            0.03          0.14       0.26        0.13       0.05       0.00         0.61        139,950     6.845     5.641
40.01-50            0.37          0.42       0.34        0.15       0.10       0.00         1.38        124,709     6.896     5.561
50.01-60            0.81          0.50       0.73        0.44       0.28       0.06         2.82        138,275     7.075     5.991
60.01-70            2.93          2.69       2.44        1.39       0.41       0.12         9.97        164,730     7.078     5.877
70.01-80            8.97          9.58      14.42        7.32       1.83       1.09        43.21        172,150     6.809     5.523
80.01-90            3.97         10.56       9.78        4.44       1.74       0.53        31.01        183,434     7.175     5.477
90.01-100           0.00          0.98       4.78        3.52       1.18       0.31        10.77        194,985     7.296     5.480
------------------------------------------------------------------------------------------------------------------------------------
Total              17.15         24.89      32.82       17.41       5.59       2.14       100.00        174,211     7.011     5.540
------------------------------------------------------------------------------------------------------------------------------------



Prin Balance & FICO
------------------------------------------------------------------------------------------------------------------------------------
                          FICO                                                                        Current                 Gross
Prin Balance             500-550       551-600    601-650   651-700   701-750    751-800    total       LTV        WAC        Margin
------------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1-$50,000                0.22          0.26       0.16       0.08      0.01       0.02       0.74     69.40      8.148       5.868
$50,001-$100,000          2.66          3.21       2.76       1.09      0.37       0.08      10.18     77.12      7.693       5.659
$100,001-$150,000         3.67          4.77       5.56       2.80      0.71       0.18      17.68     79.41      7.230       5.579
$150,001 - $200,000       3.39          4.32       6.37       2.86      0.74       0.26      17.93     80.24      7.077       5.560
$200,001 - $250,000       2.30          3.88       4.79       2.58      0.93       0.24      14.73     80.11      6.953       5.577
$250,001 - $300,000       2.06          3.16       4.22       2.46      0.72       0.40      13.02     81.79      6.825       5.567
$300,001 - $350,000       1.18          2.00       3.06       2.01      0.65       0.25       9.14     82.76      6.688       5.481
$350,001 - $400,000       0.78          1.73       3.02       1.52      0.73       0.30       8.08     82.66      6.639       5.440
$400,001 - $450,000       0.45          0.61       1.10       0.78      0.34       0.23       3.51     82.55      6.696       5.421
$450,001 - $500,000       0.38          0.89       1.28       0.76      0.26       0.19       3.74     77.88      6.614       5.421
$500,001 - $550,000       0.07          0.07       0.42       0.14      0.07       0.00       0.77     75.16      6.552       5.406
$550,001 - $600,000       0.00          0.00       0.07       0.15      0.07       0.00       0.30     84.80      5.865       4.907
$600,001 - $650,000       0.00          0.00       0.00       0.09      0.00       0.00       0.09     67.38      5.125       4.000
$700,001 - $750,000       0.00          0.00       0.00       0.09      0.00       0.00       0.09     80.00      5.120       4.000
------------------------------------------------------------------------------------------------------------------------------------
Total                    17.15         24.89      32.82      17.41      5.59       2.14     100.00     80.26      7.011       5.540
------------------------------------------------------------------------------------------------------------------------------------



Prepayment Penalty & FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepayment        FICO                                                                   Current               Gross        Avg
Penalty Term    500-550    551-600   601-650    651-700   701-750    751-800   total       LTV        WAC      Margin     Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
(whatever
increments)
0                 3.73       4.90      5.64       2.98      1.74       0.65     19.64     79.99      7.274      5.410      157,464
12                1.08       1.62      2.79       1.54      0.38       0.29      7.70     79.14      6.981      5.548      238,895
24               10.75      13.66     16.70       7.32      1.35       0.71     50.51     82.08      7.018      5.582      180,744
36                1.59       4.71      7.68       5.57      2.11       0.48     22.15     76.75      6.771      5.493      160,970
------------------------------------------------------------------------------------------------------------------------------------
Total            17.15      24.89     32.82      17.41      5.59       2.14    100.00     80.26      7.011      5.540      174,211
------------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & FICO
------------------------------------------------------------------------------------------------------------------------------------
                  FICO                                                                   Current               Gross        Avg
Mortg Rates     500-550    551-600   601-650    651-700   701-750    751-800   total       LTV        WAC      Margin     Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
(50 bps
increment)
4.001-4.5%        0.00       0.00      0.00       0.08      0.20       0.05      0.33     82.96       4.246     3.845      279,063
4.501-5.0%        0.00       0.00      0.39       0.14      0.58       0.30      1.40     80.30       4.721     4.351      295,694
5.001-5.5%        0.02       0.30      1.04       1.42      0.31       0.21      3.30     75.97       5.368     5.163      261,036
5.501-6.0%        0.11       2.14      5.04       3.61      0.82       0.68     12.40     76.80       5.815     5.402      219,674
6.001-6.5%        0.43       3.52      7.55       3.95      1.00       0.24     16.69     79.36       6.320     5.458      195,791
6.501-7.0%        1.28       4.90      7.88       3.18      1.05       0.11     18.41     80.60       6.786     5.505      188,071
7.001-7.5%        3.37       4.95      5.62       2.89      0.87       0.28     17.99     82.14       7.293     5.577      169,633
7.501-8.0%        4.03       5.36      3.55       1.56      0.54       0.19     15.22     82.95       7.774     5.678      158,300
8.001-8.5%        3.55       2.42      1.17       0.34      0.20       0.01      7.68     81.31       8.272     5.763      137,980
8.501-9.0%        2.54       0.87      0.33       0.24      0.00       0.08      4.05     78.67       8.759     5.825      123,150
9.001-9.5%        1.05       0.24      0.18       0.00      0.02       0.00      1.49     76.51       9.247     6.000      105,021
9.501-10.0%       0.39       0.10      0.03       0.00      0.00       0.00      0.52     74.55       9.703     6.137       95,496
10.001-10.5%      0.23       0.04      0.00       0.00      0.00       0.00      0.27     75.72      10.218     6.570       86,625
10.501-11.0%      0.12       0.03      0.03       0.01      0.00       0.00      0.20     74.72      10.736     6.506      124,980
11.001-11.5%      0.02       0.00      0.00       0.00      0.00       0.00      0.02     72.22      11.111     7.000       82,113
11.501-12.0%      0.02       0.01      0.00       0.00      0.00       0.00      0.03     68.51      11.761     6.663       58,097
------------------------------------------------------------------------------------------------------------------------------------
Total            17.15      24.89     32.82      17.41      5.59       2.14    100.00     80.26       7.011     5.540      174,211
------------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & LTV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             avg     Gross    Avg
Mortg Rates   20.01-30   30.01-40  40.01-50   50.01-60  60.01-70   70.01-80   80.01-90   90.01-100   total   FICO    Margin Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
(50 bps
increment)
4.001-4.5%       0.00      0.00       0.01      0.00       0.00      0.10        0.21        0.00     0.33   724.5   3.845  279,063
4.501-5.0%       0.00      0.00       0.04      0.00       0.03      0.95        0.38        0.00     1.40   700.2   4.351  295,694
5.001-5.5%       0.02      0.05       0.04      0.21       0.24      2.64        0.09        0.00     3.30   665.9   5.163  261,036
5.501-6.0%       0.04      0.07       0.20      0.29       1.35      8.67        1.66        0.12    12.40   646.2   5.402  219,674
6.001-6.5%       0.02      0.11       0.35      0.55       1.96      7.23        4.82        1.65    16.69   631.4   5.458  195,791
6.501-7.0%       0.04      0.12       0.25      0.47       1.82      7.49        5.91        2.30    18.41   620.0   5.505  188,071
7.001-7.5%       0.07      0.11       0.14      0.49       1.60      5.58        7.25        2.74    17.99   608.0   5.577  169,633
7.501-8.0%       0.02      0.10       0.16      0.21       1.38      4.31        6.56        2.49    15.22   590.8   5.678  158,300
8.001-8.5%       0.00      0.02       0.06      0.28       0.59      3.24        2.48        1.02     7.68   567.8   5.763  137,980
8.501-9.0%       0.01      0.02       0.03      0.20       0.54      1.68        1.20        0.38     4.05   555.3   5.825  123,150
9.001-9.5%       0.00      0.00       0.07      0.08       0.17      0.81        0.30        0.05     1.49   543.1   6.000  105,021
9.501-10.0%      0.00      0.00       0.02      0.04       0.11      0.27        0.06        0.01     0.52   541.5   6.137   95,496
10.001-10.5%     0.00      0.00       0.01      0.00       0.06      0.16        0.05        0.00     0.27   531.1   6.570   86,625
10.501-11.0%     0.00      0.00       0.00      0.01       0.09      0.05        0.04        0.00     0.20   551.3   6.506  124,980
11.001-11.5%     0.00      0.00       0.01      0.00       0.00      0.02        0.00        0.00     0.02   512.5   7.000   82,113
11.501-12.0%     0.00      0.00       0.00      0.00       0.03      0.00        0.00        0.00     0.03   547.5   6.663   58,097
------------------------------------------------------------------------------------------------------------------------------------
Total            0.22      0.61       1.38      2.82       9.97     43.21       31.01       10.77   100.00   612.9   5.540  174,211
------------------------------------------------------------------------------------------------------------------------------------

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)
For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)


FICO & Documentation
-----------------------------------------------------------------------------------------------
FICO Score     Full DOC    Limited Doc   Stated Doc    All Docs   Avg Prin Bal    Current LTV
-----------------------------------------------------------------------------------------------
(50 increment)
500-550           8.46        0.82          7.09         16.37      158,091         75.87
551-600          14.65        1.37          8.06         24.08      179,029         79.99
601-650          16.53        2.23         13.22         31.97      207,405         81.41
651-700           9.67        1.32          7.26         18.26      222,870         83.01
701-750           2.67        0.25          4.00          6.92      233,075         83.08
751-800           1.38        0.00          1.03          2.41      266,989         81.81
-----------------------------------------------------------------------------------------------
Total            53.36        5.98         40.66        100.00      195,012         80.58
-----------------------------------------------------------------------------------------------



LTV & FICO
-----------------------------------------------------------------------------------------------------------------------------------
Current LTV     FICO 500-550   551-600       601-650   651-700    701-750   751-800   total    Avg Prin Bal    WAC    Gross Margin
-----------------------------------------------------------------------------------------------------------------------------------
(10 increment)
20.01-30            0.04         0.00          0.03      0.00       0.03     0.00       0.10       76,319      6.835      0.000
30.01-40            0.00         0.11          0.34      0.22       0.04     0.00       0.70      218,329      6.598      5.594
40.01-50            0.30         0.54          0.43      0.11       0.00     0.00       1.38      133,489      7.071      5.714
50.01-60            0.91         0.48          0.67      0.29       0.44     0.06       2.84      144,613      7.152      6.071
60.01-70            2.64         2.45          2.76      1.80       0.40     0.28      10.33      182,053      6.929      5.715
70.01-80            8.63         9.27         12.81      6.65       2.33     1.25      40.94      191,180      6.865      5.508
80.01-90            3.84         9.95         10.10      5.24       2.22     0.33      31.69      210,419      7.152      5.458
90.01-100           0.00         1.28          4.83      3.96       1.46     0.49      12.01      211,578      7.368      5.470
-----------------------------------------------------------------------------------------------------------------------------------
Total              16.37        24.08         31.97     18.26       6.92     2.41     100.00      195,012      7.032      5.513
-----------------------------------------------------------------------------------------------------------------------------------


Prin Balance & FICO
------------------------------------------------------------------------------------------------------------------------------------
Prin Balance        FICO 500-550    551-600     601-650   651-700    701-750   751-800    total   Current LTV    WAC    Gross Margin
------------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
$1-$50,000               0.31        0.32        0.22      0.11       0.00      0.01       0.97      70.08      8.137      6.015
$50,001-$100,000         2.47        2.97        2.65      0.98       0.42      0.05       9.55      78.12      7.784      5.666
$100,001-$150,000        3.00        3.31        4.22      2.48       0.69      0.19      13.89      79.50      7.389      5.621
$150,001 - $200,000      2.40        3.12        3.79      1.55       0.73      0.17      11.77      81.20      7.250      5.538
$200,001 - $250,000      1.38        2.92        2.80      1.38       0.72      0.15       9.35      80.08      7.136      5.594
$250,001 - $300,000      1.78        1.69        1.85      1.68       0.45      0.26       7.71      81.35      7.135      5.735
$300,001 - $350,000      1.28        2.16        2.98      2.68       0.85      0.21      10.16      83.24      6.787      5.486
$350,001 - $400,000      1.68        3.88        6.56      2.77       1.68      0.36      16.94      82.58      6.654      5.433
$400,001 - $450,000      0.96        1.50        2.56      1.78       0.56      0.55       7.93      82.29      6.667      5.420
$450,001 - $500,000      0.92        2.02        3.13      1.69       0.47      0.45       8.69      77.81      6.665      5.503
$500,001 - $550,000      0.17        0.18        1.02      0.34       0.17      0.00       1.88      75.16      6.552      5.406
$550,001 - $600,000      0.00        0.00        0.18      0.36       0.18      0.00       0.72      84.80      5.865      4.907
$600,001 - $650,000      0.00        0.00        0.00      0.21       0.00      0.00       0.21      67.38      5.125      4.000
$700,001 - $750,000      0.00        0.00        0.00      0.23       0.00      0.00       0.23      80.00      5.120      4.000
------------------------------------------------------------------------------------------------------------------------------------
Total                   16.37       24.08       31.97     18.26       6.92      2.41     100.00      80.58      7.032      5.513
------------------------------------------------------------------------------------------------------------------------------------



Prepayment Penalty & FICO
--------------------------------------------------------------------------------------------------------------------------------
Prepayment            FICO                                                                  Current           Gross       Avg
Penalty Term        500-550    551-600    601-650    651-700   701-750   751-800  total       LTV      WAC    Margin    Prin Bal
--------------------------------------------------------------------------------------------------------------------------------
(whatever
increments)
0                     4.09       4.41        6.26      3.92      2.12      0.71     21.51     79.59    7.237    5.374    175,084
12                    1.23       2.30        2.76      1.92      0.59      0.20      9.01     79.07    7.059    5.539    261,050
24                    9.24      12.02       14.70      6.07      1.27      0.92     44.22     82.99    7.069    5.568    218,319
36                    1.80       5.35        8.25      6.34      2.93      0.58     25.26     77.75    6.784    5.395    165,243
---------------------------------------------------------------------------------------------------------------------------------
Total                16.37      24.08       31.97     18.26      6.92      2.41    100.00     80.58    7.032    5.513    195,012
---------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & FICO
--------------------------------------------------------------------------------------------------------------------------------
                      FICO                                                                  Current           Gross       Avg
Mortg Rates        F500-550    551-600    601-650    651-700   701-750   751-800  total       LTV      WAC    Margin    Prin Bal
--------------------------------------------------------------------------------------------------------------------------------

(50 bps increment)
4.001-4.5%             0.00      0.00        0.00      0.11      0.26      0.13     0.50     85.16    4.205    3.640     387,615
4.501-5.0%             0.00      0.00        0.41      0.12      0.70      0.23     1.46     80.71    4.728    4.354     376,192
5.001-5.5%             0.00      0.09        0.99      1.70      0.57      0.30     3.66     76.30    5.390    4.960     391,777
5.501-6.0%             0.00      2.16        4.00      3.46      0.97      0.66    11.24     77.71    5.812    5.369     260,190
6.001-6.5%             0.34      3.15        7.51      4.42      1.55      0.17    17.13     77.82    6.321    5.456     227,019
6.501-7.0%             1.13      4.90        8.34      3.36      1.07      0.11    18.91     81.11    6.783    5.502     216,337
7.001-7.5%             3.02      3.71        4.96      2.49      0.59      0.54    15.31     82.71    7.291    5.536     197,027
7.501-8.0%             3.54      5.94        3.47      1.64      0.70      0.23    15.53     83.78    7.788    5.677     175,716
8.001-8.5%             3.87      3.06        1.55      0.43      0.46      0.00     9.36     81.57    8.274    5.740     141,584
8.501-9.0%             2.52      0.58        0.45      0.51      0.00      0.04     4.10     81.49    8.757    5.777     124,674
9.001-9.5%             1.18      0.36        0.19      0.00      0.05      0.00     1.78     76.39    9.252    5.908     114,950
9.501-10.0%            0.53      0.06        0.07      0.00      0.00      0.00     0.66     74.10    9.693    6.119      97,609
10.001-10.5%           0.17      0.03        0.00      0.00      0.00      0.00     0.19     79.42   10.214    6.344      74,541
10.501-11.0%           0.00      0.00        0.03      0.03      0.00      0.00     0.06     85.47   10.861    5.750      93,696
11.001-11.5%           0.05      0.00        0.00      0.00      0.00      0.00     0.05     72.22   11.111    7.000      82,113
11.501-12.0%           0.01      0.03        0.00      0.00      0.00      0.00     0.05     70.81   11.865    7.000      47,158
---------------------------------------------------------------------------------------------------------------------------------
Total                 16.37     24.08       31.97     18.26      6.92      2.41   100.00     80.58    7.032    5.513     195,012
---------------------------------------------------------------------------------------------------------------------------------



Mortg Rates & LTV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           avg      Gross     Avg
Mortg Rates 20.01-30   30.01-40   40.01-50  50.01-60   60.01-70  70.01-80  80.01-90  90.01-100   total     FICO     Margin  Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
(50 bps
increment)
4.001-4.5%      0.00      0.00       0.00      0.00       0.00     0.11      0.39        0.00     0.50     736.5    3.640   387,615
4.501-5.0%      0.00      0.00       0.00      0.00       0.08     0.97      0.41        0.00     1.46     702.9    4.354   376,192
5.001-5.5%      0.00      0.11       0.00      0.14       0.26     3.15      0.00        0.00     3.66     681.1    4.960   391,777
5.501-6.0%      0.00      0.00       0.09      0.21       1.57     7.40      1.88        0.10    11.24     649.8    5.369   260,190
6.001-6.5%      0.03      0.25       0.65      0.83       2.41     6.36      4.92        1.68    17.13     636.0    5.456   227,019
6.501-7.0%      0.03      0.11       0.27      0.44       1.90     6.89      6.43        2.82    18.91     621.2    5.502   216,337
7.001-7.5%      0.04      0.18       0.04      0.19       1.60     4.31      6.66        2.31    15.31     611.3    5.536   197,027
7.501-8.0%      0.00      0.05       0.04      0.18       1.31     4.71      6.23        3.01    15.53     594.9    5.677   175,716
8.001-8.5%      0.00      0.00       0.07      0.46       0.58     3.89      3.08        1.27     9.36     576.0    5.740   141,584
8.501-9.0%      0.00      0.00       0.00      0.29       0.26     1.69      1.12        0.75     4.10     562.1    5.777   124,674
9.001-9.5%      0.00      0.00       0.15      0.05       0.24     0.85      0.41        0.08     1.78     545.4    5.908   114,950
9.501-10.0%     0.00      0.00       0.05      0.05       0.10     0.37      0.09        0.00     0.66     541.0    6.119    97,609
10.001-10.5%    0.00      0.00       0.00      0.00       0.00     0.16      0.03        0.00     0.19     528.3    6.344    74,541
10.501-11.0%    0.00      0.00       0.00      0.00       0.00     0.03      0.03        0.00     0.06     631.4    5.750    93,696
11.001-11.5%    0.00      0.00       0.01      0.00       0.00     0.04      0.00        0.00     0.05     512.5    7.000    82,113
11.501-12.0%    0.00      0.00       0.00      0.00       0.03     0.01      0.00        0.00     0.05     568.4    7.000    47,158
Total           0.10      0.70       1.38      2.84      10.33    40.94     31.69       12.01   100.00     616.5    5.513   195,012
------------------------------------------------------------------------------------------------------------------------------------